MasterCard Incorporated Third-Quarter 2010 Financial Results Conference Call November 2, 2010 Exhibit 99.2

Business Update • Economic Overview • Regulatory Update • Business Highlights 2

3rd Quarter Selected Financial Performance
($ in millions, except per share data)
Note: Figures may not sum due to rounding
3Q 2010
Actual
3Q 2009
Actual
YOY
Growth %
Net revenue $ 1,428 $ 1,364 4.7
Total operating expenses 662 691 (4.1)
Operating income
Operating margin
766
53.6%
673
49.4%
13.6
4.2 ppts
Net income $ 518 $ 452 14.6
Diluted EPS $ 3.94 $ 3.45 14.2

Worldwide
8.5% Growth
United States
1.7% Decline
Rest of World
14.9% Growth
GDV (in $billions)
800
700
600
500
400
300
200
100
0
$636
$212
$425
$685
$237
$449
$244
$112
$133
$240
$108
$132
$392
$100
$292
$445
$128
$317
3Q 09
3Q 10
3Q 09
3Q 10
3Q 09
3Q 10
Credit
Debit

3rd Quarter Gross Dollar Volume (GDV) 4 Notes: 1. Growth rates are shown in local currency 2. Figures may not sum due to rounding

Processed Transactions
0.6% Growth
(12.9% excl. deconversions)
Transactions (in millions)
6,000
5,000
4,000
3,000
2,000
1,000
0
5,785
5,822
3Q 09
3Q 10

Cards
0.8% Growth
Cards (in millions)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1,597
1,609
651
654
946
955
3Q 09
3Q 10
MasterCard
Maestro

3rd Quarter Processed Transactions and Cards 5 Note: Figures may not sum due to rounding

3Q2009
3Q2010
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
-$400
-$600
$603
$672
$386
$541
$546
$550
$192
$187
($363)
($522)
$1,364
$1,428
Domestic Assessments
Cross Border Volume Fees
Transaction Processing Fees
Other Revenues
Rebates & Incentives
Net Revenue

•
Net Revenue increased 4.7%; or
7.3% on a constant currency
basis
•
Domestic Assessments
increased 11.4%
•
Cross Border Volume Fees
increased 40.2%
•
Transaction Processing Fees
grew 0.6%
•
Other Revenues decreased
2.4%
•
Rebates & Incentives
increased 43.7%
3rd Quarter Revenue
($ in millions)

Note: Figures may not sum due to rounding

$475
$174
$36
$691
$443
$182
$36
$662
$0
$100
$200
$300
$400
$500
$600
$700
$800
General &
Administrative
Advertising &
Marketing
Depreciation &
Amortization
Total Operating
Expenses
3Q 2009 3Q 2010
3rd Quarter Operating Expenses
($ in millions)
•
Total Operating Expenses
decreased 4.1%; or 2.6% on a
constant currency basis
•
G&A decreased 6.7% primarily
due to decreased personnel costs
•
A&M increased 4.7%; or 6.2% on a
constant currency basis
•
Depreciation & Amortization
remained flat

Note: Figures may not sum due to rounding

3rd Quarter 2010 Cash Flow Statement
and Balance Sheet Highlights
•
Generated $589 million in cash flow from operations
for the quarter ended 9/30/2010
•
Cash, cash equivalents and other liquid investments
of $3.6 billion at 9/30/2010

Thoughts for 2010 • Net Revenue • Total Operating Expenses – General & Administrative – Advertising & Marketing • Tax rate • Net income growth 9

10 * * * * * * * * * * * * * * * * * *

Simplified structure with no Net Revenue impact

	Adjusted View [1]		As Reported	
		B/(W)		B/(W)
Q1 2010	$	% growth	$	% growth
Gross Revenue	1,683	12.7	1,748	17.1
Rebates & Incentives	(375)	(11.3)	(440)	(30.7)
Net Revenue	1,308	13.1	1,308	13.1
Rebates & Incentives % of Gross Revenue	22.3%		25.2%	
Q2 2010				
Gross Revenue	1,766	8.7	1,828	12.6
Rebates & Incentives	(401)	(16.6)	(463)	(34.7)
Net Revenue	1,365	6.7	1,365	6.7
Rebates & Incentives % of Gross Revenue	22.7%		25.3%	
Q3 2010				
Gross Revenue	1,881	9.6	1,950	12.9
Rebates & Incentives	(453)	(28.6)	(522)	(43.7)
Net Revenue	1,428	4.7	1,428	4.7
Rebates & Incentives % of Gross Revenue	24.1%		26.8%	

[1] Adjusted view of Q3 illustrates impact of cross border acquiring rebate pricing change had it occurred on 1/1/2010. Pricing change will not be retroactive

APPENDIX A Cross-Border Pricing Change ($ in millions) Note: Figures may not sum due to rounding 11

APPENDIX B
Net Revenue - U.S. vs Rest of World

2006 2007 2008 2009 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
Historic Treatment
U.S. % 52.3% 49.7% 47.2% 45.5% 50.1% 47.5% 44.7% 46.7% 48.4% 49.0% 46.5% 38.2% 44.2% 45.3% 43.4%
ROW % 47.7% 50.3% 52.8% 54.5% 49.9% 52.5% 55.3% 53.3% 51.6% 51.0% 53.5% 61.8% 55.8% 54.7% 56.6%
Revised Treatment
U.S. % 48.0% 46.8% 44.1% 42.4% 46.0% 44.3% 42.3% 44.1% 43.2% 44.6% 42.4% 39.6% 41.0% 43.4% 41.1%
ROW % 52.0% 53.2% 55.9% 57.6% 54.0% 55.7% 57.7% 55.9% 56.8% 55.4% 57.6% 60.4% 59.0% 56.6% 58.9%
Note:  Historically, an inter-company management fee paid to the U.S. was recorded as U.S. revenues.  This inter-company transaction has been removed from U.S. revenues and added to Rest-of-World (ROW) revenues so that the revised percentages reflect revenues solely from external customers.  This adjustment has no impact to consolidated revenues.